UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE6, Asset-Backed Certificates, Series 2004-HE6, which was made on September 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on September 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 30, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
David Ratner 714.259.6251
david.ratner@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-11

Page 15-20
Page 21-26
Page 27-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE6
BS004HE6_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jul-04
25-Aug-04
25-Aug-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.191462%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC II
Statement Date:
ABN AMRO Acct: 721934.1
984.110237007
19.080741831
0.000000000
965.029495175
1.646334405
2.050000000%
0.00
0.00
0.000000000
1.82500000%
0.000000000
I-A-1
263,537,000.00
259,349,459.53
5,028,481.46
0.00
254,320,978.07
433,870.03
1000.000000000
0.000000000
0.000000000
1000.000000000
1.929583352
2.330000000%
0.00
0.00
0.000000000
2.10500000%
0.000000000
I-A-2
45,482,000.00
45,482,000.00
0.00
0.00
45,482,000.00
87,761.31
996.124435341
26.236046318
0.000000000
969.888389023
1.725785585
2.115000000%
0.00
0.00
0.000000000
1.89000000%
0.000000000
II-A
211,021,000.00
210,203,174.47
5,536,356.73
0.00
204,666,817.74
364,177.00
995.170075246
16.975812343
0.000000000
978.194262903
1.742376954
2.135000000%
0.00
0.00
0.000000000
1.91000000%
0.000000000
III-A
212,238,000.00
211,212,906.43
3,602,912.46
0.00
207,609,993.97
369,798.60
1000.000000000
0.000000000
0.000000000
1000.000000000
2.002916632
2.410000000%
0.00
0.00
0.000000000
2.18500000%
0.000000000
M-1
59,411,000.00
59,411,000.00
0.00
0.00
59,411,000.00
118,995.28
1000.000000000
0.000000000
0.000000000
1000.000000000
2.626250000
3.090000000%
0.00
0.00
0.000000000
2.86500000%
0.000000000
M-2
46,976,000.00
46,976,000.00
0.00
0.00
46,976,000.00
123,370.72
1000.000000000
0.000000000
0.000000000
1000.000000000
2.855416516
3.340000000%
0.00
0.00
0.000000000
3.11500000%
0.000000000
M-3
13,817,000.00
13,817,000.00
0.00
0.00
13,817,000.00
39,453.29
1000.000000000
0.000000000
0.000000000
1000.000000000
3.542916450
4.090000000%
0.00
0.00
0.000000000
3.86500000%
0.000000000
M-4
11,514,000.00
11,514,000.00
0.00
0.00
11,514,000.00
40,793.14
1000.000000000
0.000000000
0.000000000
1000.000000000
4.001250493
4.590000000%
0.00
0.00
0.000000000
4.36500000%
0.000000000
M-5
10,132,000.00
10,132,000.00
0.00
0.00
10,132,000.00
40,540.67
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147082836
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
M-6
9,211,000.00
9,211,000.00
0.00
0.00
9,211,000.00
47,409.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147082765
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
M-7A
8,059,000.00
8,059,000.00
0.00
0.00
8,059,000.00
41,480.34
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147082765
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
M-7B
8,059,000.00
8,059,000.00
0.00
0.00
8,059,000.00
41,480.34
1000.000000000
0.000000000
0.000000000
1000.000000000
154.848948768
0.00
0.00
0.000000000
N/A
0.000000000
CE
21,646,857.19
21,646,857.19
0.00
0.00
21,646,857.19
3,351,993.08
1000.000000000
0.000000000
0.000000000
1000.000000000
2819176.200000000
0.00
281,917.62
2819176.200000000
N/A
0.000000000
N
P
100.00
100.00
0.00
0.00
100.00
281,917.62
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879DP0
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
R-2
0.00
0.00
0.00
0.00
0.00
0.00
27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.191462%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC II
Statement Date:
ABN AMRO Acct: 721934.1
Total P&I Payment
0.00
281,917.62
921,103,857.19
915,073,397.62
19,550,791.85
Total
900,905,646.97
14,167,750.65
0.00
5,383,041.20
27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.191462%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC III
Statement Date:
ABN AMRO Acct: 721934.1
1000.000000000
0.000000000
0.000000000
1000.000000000
154.848948768
0.00
3,351,993.08
154.848948768
N/A
0.000000000
073879DN5
CE
21,646,857.19
21,646,857.19
0.00
0.00
21,646,857.19
3,351,993.08
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR705
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
3,351,993.08
21,646,857.19
21,646,857.19
3,351,993.08
Total
21,646,857.19
0.00
0.00
3,351,993.08
27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.191462%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE6
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
351
REMIC IV
Statement Date:
ABN AMRO Acct: 721934.1
1.000000000
0.000000000
0.000000000
1.000000000
2819.176200000
0.00
281,917.62
2819.176200000
N/A
0.000000000
073879DM7
P
100.00
100.00
0.00
0.00
100.00
281,917.62
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879DR6
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
281,917.62
100.00
100.00
281,917.62
Total
100.00
0.00
0.00
281,917.62
27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
5,383,041.21
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
699,691.45
40,020.77
13,428,038.43
0.00
0.00
0.00
19,552,316.98
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
915,073,397.62
699,691.45
13,468,059.20
0.00
0.00
0.00
900,905,646.97
5,627
71
0
0
5,556
346,616.46
Extra Principal
Trigger Event
No
0.00
14,167,750.65
Over Collateralization Amt
21,646,857.19
Less Extra Principal
Remittance Interest
0.00
5,383,041.21
0.00
13,468,059.20
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,525.12
5,384,566.33
Total Fees
348,141.58
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
1,525.12
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Statement Date:
Cash Reconciliation Summary First Lien
Interest Summary
Total Trustee Fees
Available Interest
4,597,083.13
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
662,248.33
35,577.19
12,606,621.00
0.00
0.00
0.00
17,902,954.95
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
855,182,565.49
662,248.33
12,642,198.19
0.00
0.00
0.00
841,878,118.97
4,408
58
0
0
4,350
324,555.61
Extra Principal
Trigger Event
No
0.00
13,304,446.52
Over Collateralization Amt
21,646,857.19
Less Extra Principal
Remittance Interest
0.00
4,597,083.13
0.00
12,642,198.19
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,425.30
4,598,508.43
Total Fees
325,980.91
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
1,425.30
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Statement Date:
Cash Reconciliation Summary Second Lien
Interest Summary
Total Trustee Fees
Available Interest
504,040.46
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
37,443.12
4,443.58
821,417.43
0.00
0.00
0.00
1,367,444.41
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
59,890,832.13
37,443.12
825,861.01
0.00
0.00
0.00
59,027,528.00
1,219
13
0
0
1,206
23,573.22
Extra Principal
Trigger Event
No
0.00
863,304.13
Over Collateralization Amt
21,646,857.19
Less Extra Principal
Remittance Interest
0.00
504,040.46
0.00
825,861.01
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(99.82
504,140.28
Total Fees
23,673.04
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
99.82
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
3,349,626.44
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
430,835.51
18,917.56
9,110,002.98
0.00
0.00
0.00
12,910,411.18
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
617,216,117.01
430,835.51
9,128,920.54
0.00
0.00
0.00
607,656,360.96
3,101
43
0
0
3,058
236,514.30
Extra Principal
Trigger Event
No
0.00
9,559,756.05
Over Collateralization Amt
21,646,857.19
Less Extra Principal
Remittance Interest
0.00
3,349,626.44
0.00
9,128,920.54
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,028.69
3,350,655.13
Total Fees
237,542.99
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
1,028.69
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
132,342.38
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
20,368.77
429.32
692,620.72
0.00
0.00
0.00
845,805.66
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
26,686,552.73
20,368.77
693,050.04
0.00
0.00
0.00
25,973,133.92
130
3
0
0
127
8,422.00
Extra Principal
Trigger Event
No
0.00
713,418.81
Over Collateralization Amt
21,646,857.19
Less Extra Principal
Remittance Interest
0.00
132,342.38
0.00
693,050.04
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(44.48
132,386.85
Total Fees
8,466.48
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
44.48
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
1,619,154.78
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
248,487.17
20,673.89
3,625,414.73
0.00
0.00
0.00
5,514,182.52
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
271,170,727.88
248,487.17
3,646,088.62
0.00
0.00
0.00
267,276,152.09
2,396
25
0
0
2,371
103,192.53
Extra Principal
Trigger Event
No
0.00
3,894,575.79
Over Collateralization Amt
21,646,857.19
Less Extra Principal
Remittance Interest
0.00
1,619,154.78
0.00
3,646,088.62
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(451.95
1,619,606.73
Total Fees
103,644.48
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.04
0
0.00
451.95
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
33
433,870.03
0.00
433,870.03
433,870.03
Act/360
0.00
0.00
0.00
4,745,571.85
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
33
87,761.31
0.00
87,761.31
87,761.31
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A
33
364,177.00
0.00
364,177.00
364,177.00
Act/360
0.00
0.00
0.00
5,317,966.27
N
0.00
0.00
0.00
0.00
0.00
0.00
III-A
33
369,798.60
0.00
369,798.60
369,798.60
Act/360
0.00
0.00
0.00
3,404,521.08
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
33
118,995.28
0.00
118,995.28
118,995.28
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
33
123,370.72
0.00
123,370.72
123,370.72
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
33
39,453.29
0.00
39,453.29
39,453.29
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
33
40,793.14
0.00
40,793.14
40,793.14
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
33
40,540.67
0.00
40,540.67
40,540.67
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
33
47,409.78
0.00
47,409.78
47,409.78
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7A
33
41,480.34
0.00
41,480.34
41,480.34
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7B
33
41,480.34
0.00
41,480.34
41,480.34
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
3,351,993.08
0.00
3,351,993.08
3,351,993.08
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
281,917.62
281,917.62
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,101,123.58
5,383,041.20
5,383,041.20
0.00
0.00
0.00
13,468,059.20
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
281,917.62
281,917.62
Total Excess Allocated to the Bonds
281,917.62
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
281,917.62
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
073879DP0
NR
NR
NR
CE
073879DN5
NR
NR
NR
R-3
9ABSR705
NR
NR
NR
P
073879DM7
NR
NR
NR
R-X
073879DR6
NR
NR
NR
I-A-1
073879CQ9
AAA
Aaa
AAA
I-A-2
073879CR7
AAA
Aaa
AAA
II-A
073879CS5
AAA
Aaa
AAA
III-A
073879CT3
AAA
Aaa
AAA
M-1
073879CU0
AA
Aa2
AA+
M-2
073879CV8
A
A2
AA-
M-3
073879CW6
A-
A3
A
M-4
073879CX4
BBB+
Baa1
A-
M-5
073879CY2
BBB
Baa2
BBB+
M-6
073879CZ9
BBB-
Baa3
BBB
M-7A
073879DA3
BB
Ba2
BBB-
M-7B
073879DZ8
BB
Ba2
BBB-
R-2
073879DQ8
NR
NR
NR

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
23.07%
27.88%
0.05%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
1,282
251,130,055
3
264,262
0
0
0
0
4,271
649,511,330
76.87%
72.10%
0.11%
0.06%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
6
505,250
0
0
0
0
0
0
5,621
914,568,148
99.89%
99.94%

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
First Lien
24.80%
28.66%
0.05%
0.02%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
1,079
241,297,417
2
194,763
0
0
0
0
3,269
600,385,939
75.15%
71.32%
0.07%
0.03%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
3
275,635
0
0
0
0
0
0
4,405
854,906,931
99.93%
99.97%

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Second Lien
16.83%
16.66%
0.08%
0.12%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
203
9,832,638
1
69,499
0
0
0
0
1,002
49,125,391
83.08%
83.22%
0.25%
0.38%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
3
229,615
0
0
0
0
0
0
1,216
59,661,217
99.75%
99.62%

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
228 ARM Loans
23.68%
27.55%
0.07%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
724
167,430,536
2
194,763
0
0
0
0
2,332
440,031,062
76.26%
72.41%
0.10%
0.04%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
3
275,635
0
0
0
0
0
0
3,098
616,940,482
99.90%
99.96%

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
327 ARM Loans
34.65%
37.28%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
44
9,682,884
0
0
0
0
0
0
83
16,290,250
65.35%
62.72%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
130
26,686,553
100.00%
100.00%

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Fixed Loans
21.68%
27.69%
0.04%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
514
74,016,635
1
69,499
0
0
0
0
1,856
193,190,018
78.28%
72.28%
0.13%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
3
229,615
0
0
0
0
0
0
2,393
270,941,113
99.87%
99.92%

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.04%
0
0
4
395,264
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.05%
0.04%
0
0
2
310,439
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Second Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.14%
0
0
2
84,825
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.07%
0.05%
0
0
2
310,439
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.08%
0.03%
0
0
2
84,825
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Sep-04
5,556
98.34%
900,905,647
97.81%
1.26%
1.47%
0
0.00%
0
0.00%
351
7.19%
6.69%
71
13,428,038
0.00
0.00
0.00
0.00
25-Aug-04
5,627
99.59%
915,073,398
99.35%
0.41%
0.57%
0
0.00%
0
0.00%
352
7.19%
6.69%
23
5,294,385
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
First Lien
27-Sep-04
4,350
76.99%
841,878,119
91.40%
1.32%
1.47%
0
0.00%
0
0.00%
353
6.95%
6.45%
58
12,606,621
0.00
0.00
0.00
0.00
25-Aug-04
4,408
78.02%
855,182,565
92.84%
0.38%
0.57%
0
0.00%
0
0.00%
354
6.95%
6.45%
17
4,900,281
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Second Lien
27-Sep-04
1,206
21.35%
59,027,528
6.41%
1.07%
1.37%
0
0.00%
0
0.00%
327
10.60%
10.10%
13
821,417
0.00
0.00
0.00
0.00
25-Aug-04
1,219
21.58%
59,890,832
6.50%
0.49%
0.65%
0
0.00%
0
0.00%
329
10.60%
10.10%
6
394,104
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
27-Sep-04
3,058
54.12%
607,656,361
65.97%
1.39%
1.48%
0
0.00%
0
0.00%
355
7.01%
6.51%
43
9,110,003
0.00
0.00
0.00
0.00
25-Aug-04
3,101
54.88%
617,216,117
67.01%
0.51%
0.77%
0
0.00%
0
0.00%
356
7.01%
6.51%
16
4,807,727
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
27-Sep-04
127
2.25%
25,973,134
2.82%
2.31%
2.60%
0
0.00%
0
0.00%
355
6.45%
5.95%
3
692,621
0.00
0.00
0.00
0.00
25-Aug-04
130
2.30%
26,686,553
2.90%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.45%
5.95%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
27-Sep-04
2,371
41.96%
267,276,152
29.02%
1.04%
1.34%
0
0.00%
0
0.00%
341
7.67%
7.17%
25
3,625,415
0.00
0.00
0.00
0.00
25-Aug-04
2,396
42.41%
271,170,728
29.44%
0.29%
0.18%
0
0.00%
0
0.00%
342
7.67%
7.17%
7
486,658
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE6
ABN AMRO Acct: 721934.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
27-Sep-2004 - 09:20 (R689-R706) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..